SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:                January 31, 2007
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                       (Date of earliest event reported)

                               Select Asset Inc.
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              (Exact Name of Registrant as Specified in Charter)

    Delaware                         001-379404             13-4029392
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(State of Incorporation)            (Commission           (I.R.S. Employer File
                                    File Number)           Identification No.)

    745 Seventh Avenue
    New York, New York                                             10019
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(Address of Principal Executive Offices)                         (Zip Code)

       Registrant's Telephone Number, including area code (212) 526-7000
                                                          --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
         (17 CFR 240.14a-12(b))

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

Section 9--Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits

(a)     Financial Statements of Businesses Acquired - Not Applicable

(b)     Pro Forma Financial Information - Not Applicable

(c)     Exhibits

Item 601(a) of
Regulation S-K
Exhibit No.             Description

      5.1 Opinion of Sidley Austin LLP with respect to legality in connection with the Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2007-1.

      8.1 Opinion of Sidley Austin LLP with respect to material tax matters in connection with the Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2007-1.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              SELECT ASSET INC.


                                              By:  /s/ Charles M. Weaver
                                                   ---------------------
                                              Name:   Charles M. Weaver
                                              Title:  Senior Vice President

January 31, 2007

INDEX TO EXHIBITS
  Exhibit No.                           Description
  -----------                           -----------

        5.1 Opinion of Sidley Austin LLP with respect to legality in connection with the Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2007-1.

        8.1 Opinion of Sidley Austin LLP with respect to material tax matters in connection with the Corporate Backed Callable Trust Certificates, J.C. Penney Debenture-Backed Series 2007-1.